                                                                      EXHIBIT 21

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

                                                                                                   STATE OF
                                                                                                   --------
                                     NAME OF SUBSIDIARY                                          INCORPORATION
                                     ------------------                                          -------------
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
  1297334 Ontario Inc.                                                                        Ontario
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  A&A Tool Rentals & Sales, Inc.                                                              California
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  ACG, Inc.                                                                                   Indiana
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  Adco Equipment, Inc.                                                                        California
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  Arrow Equipment Company                                                                     Illinois
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  Austino's Liftrucks, Inc.                                                                   New Jersey
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  BNR Equipment, Inc.                                                                         New York
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  Coran Enterprises, Incorporated (d/b/a A-1Rents)                                            California
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  Dealers Service Company                                                                     New Jersey
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  Grand Valley Equipment Co.                                                                  Michigan
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  High Reach Co., Inc.                                                                        Pennsylvania
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  Independent Scissor Lifts, Inc.                                                             California
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  JBK, Inc.                                                                                   Ohio
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  Kubota of Grand Rapids, Inc.                                                                Michigan
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  Lift, Inc.                                                                                  Maryland
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  Madison Equipment Sales and Rental, Inc.                                                    Alabama
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  Mark Equipment, Inc.                                                                        Alabama
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  Mercer Equipment Company                                                                    North Carolina
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  Misco Rents, Inc.                                                                           Indiana
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  Mission Valley Rentals, Inc.                                                                California
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  Palmer Equipment Company, Inc.                                                              Michigan
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  Paul E. Carlson, Inc.                                                                       Minnesota
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  Powers Rentals & Sales, Inc.                                                                California
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  Rental Tools & Equipment Co. International, Inc.                                            Maryland
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  Rentals Unlimited, Incorporated                                                             Rhode Island
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  Rosedale Equipment Rental, Inc.                                                             California
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  Space Maker Systems of Va., Inc.                                                            Virginia
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  United Equipment Rental of Houston, Inc. (formerly J&J Rentals Services, Inc.)              Texas
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  United Rentals, Inc. (WA)                                                                   Washington
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  United Rentals Aerial Equipment, Inc. (formerly United Rentals of New Jersey, Inc).         Delaware
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  United Rentals of Canada, Inc.                                                              Ontario
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        Access Lift Equipment, Inc.                                                           Canada
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        1292655 Ontario, Inc.                                                                 Ontario
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        Ray-Gordon Equipment Limited                                                          Ontario
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        Reitzel Rentals Ltd.                                                                  Ontario
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        Select Equipment Ltd.                                                                 Ontario
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  United Rentals of Canada (Quebec), Inc.                                                     Quebec
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  United Rentals of Colorado, Inc. (formerly Santa Fe Supply & Rental, Inc.)                  Colorado
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  United Rentals of Kentucky, Inc.                                                            Kentucky
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  United Rentals of Nevada, Inc. (formerly Nevada High Reach, Inc.)                           Nevada
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  United Rentals of New York, Inc.                                                            New York
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  United Rentals of Southern California, Inc. (d/b/a Able Equipment) (formerly Rental         California
   Equipment, Inc.)
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  United Rentals of Utah, Inc.                                                                Utah
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  United Rentals Northwest, Inc. (formerly High Reach, Inc.)                                  Oregon
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  U.S. Rentals, Inc.                                                                          Delaware
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        Provisto, S. de R.L. de C.V.                                                          Mexico
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        U.S. Rentals, S. de R.L. de C.V.                                                      Mexico
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Wynne Systems, Inc.                                                                           California
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